UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2020
Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd., Suite 800 The Woodlands, Texas	77381
(Address of principal executive offices)	(Zip Code)
(936) 230-5899
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CONN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(b) Effective May 29, 2020, Kelly Malson retired from the Conn’s, Inc. (the “Company”) Board of Directors.
(e) On May 28, 2020, the stockholders of the Company approved the adoption of the Conn’s, Inc. 2020 Omnibus Equity Plan (the “2020 Plan”), which was previously adopted by the Company’s Board of Directors. A summary of the 2020 Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2020 (the “Definitive Proxy Statement”), which summary is incorporated herein by reference. The summary of the 2020 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached as Appendix A to the Definitive Proxy Statement and Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders
Conn’s, Inc. (the “Company”) held its Annual Meeting of Stockholders on Thursday, May 28, 2020. The Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement dated April 14, 2020.  The certified vote results for each proposal are as follows:

1.	The following nominees for directors were elected to serve one-year terms expiring in 2021:

	Number of Shares
	For	Against	Abstentions	Broker Non-Votes
James H. Haworth	14,493,550	800,700	18,227	10,736,288
Sue E. Gove	14,985,494	308,328	18,655	10,736,288
Bob L. Martin	14,196,853	1,097,302	18,322	10,736,288
Douglas H. Martin	14,959,723	334,644	18,110	10,736,288
Norman L. Miller	14,863,902	431,581	16,994	10,736,288
William E. Saunders, Jr.	14,996,286	297,228	18,963	10,736,288
William (David) Schofman	14,580,246	713,269	18,962	10,736,288
Oded Shein	14,906,524	387,594	18,359	10,736,288

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021 was ratified:

Number of Shares
For	25,387,133
Against	598,451
Abstentions	63,181
Broker Non-Votes	10,736,288

3.	The compensation of the Company’s named executive officers was approved on a non-binding advisory basis:

Number of Shares
For	12,510,841
Against	2,064,220
Abstentions	737,416
Broker Non-Votes	10,736,288

4.	The adoption of the Company’s 2020 Omnibus Equity Plan was approved:

Number of Shares
For	11,967,304
Against	3,169,900
Abstentions	175,273
Broker Non-Votes	10,736,288

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description of Document
10.1	Conn’s, Inc. 2020 Omnibus Equity Plan incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 29, 2020	CONN’S, INC.

		By:	/s/ Mark L. Prior
		Name:	Mark L. Prior
		Title:	Vice President, General Counsel and Secretary